UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2006
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Amendment to a Material Agreement
On April 1, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Navarre Corporation (the “Company”) took the following actions:
(a)	The Committee approved the Fiscal Year 2007 Annual Management Incentive Plan (“FY2007 MIP”), which is filed as Exhibit 10.1 to this report and incorporated into this Item 1.01 by reference. The FY07 MIP provides the Company’s management employees, including its executive officers other than the Chairman and CEO, the opportunity to earn cash awards based on a combination of individual performance and Company financial performance in FY 2007 as described in Exhibit 10.1.

(b)	The Committee approved a discretionary pool of $500,000 in the event no payout is earned under the FY2007 MIP in order to be able to reward participants in the plan with exemplary performance during the fiscal year.

(c)	The Committee approved forms of grant for time vested restricted stock awards and performance vested stock unit awards under the Company’s 2004 Stock Plan, which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this report and incorporated into this Item 1.01 by reference.

(d)	The Committee approved, as a long term incentive, grants to officers of the Company, excluding the Chairman and CEO, of TSR Stock Units covering a maximum of 103,500 shares of the Company’s Common Stock. As described in Exhibit 10.4, shares are earned based on the relative performance of the Company’s total shareholder return to the total shareholder return of the Standard & Poor’s Small Cap 600 Index over a three year period. The maximum potential shares that can be earned by the Company’s executive officers are as follows: Cary L. Deacon, 7,500; J. Reid Porter, 7,500; Brian M.T. Burke, 6,000; Michael A. Bell, 6,000; Gen Fukunaga, 4,500; and John Turner, 4,500.

(e)	The Committee approved a grant of time vested restricted stock to Eric H. Paulson, Chairman and CEO, of 25,000 shares. The fair market value of the shares on the date of grant was $4.29. The restrictions lapse on the restricted stock on April 1, 2007, at the end of Mr. Paulson’s employment period.
Also on April 1, 2006, the nonemployee directors of the Company, Keith A. Benson, Charles E. Cheney, Timothy R. Gentz, Richard Gary St. Marie, James G. Sippl, Michael L. Snow and Tom F. Weyl received annual stock option grants covering 6,000 shares each, under the formula in the 2004 Stock Plan as approved by the Company’s shareholders. Dickinson G. Wiltz is a nonemployee director who will not stand for reelection due to mandatory retirement age, and he received, in lieu of stock option grants for the last two years of his term, a grant of restricted stock of 6,000 shares, pursuant to the amendment to the 2004 Stock Plan approved by the Company’s shareholders at the annual meeting held on September 15, 2005.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibits are filed with this document:

10.1	Fiscal Year 2007 Annual Management Incentive Plan
10.2	Form of Navarre Corporation 2004 Stock Plan Employee Restricted Stock Agreement
10.3	Form of Navarre Corporation 2004 Stock Plan Director Restricted Stock Agreement
10.4	Form of Navarre Corporation 2004 Stock Plan TSR Stock Unit Agreement
10.5	Form of Navarre Corporation 2004 Stock Plan Performance Stock Unit Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION

Dated: April 4, 2006	By:	/s/ J. Reid Porter

Name: J. Reid Porter Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Fiscal Year 2007 Annual Management Incentive Plan
10.2	Form of Navarre Corporation 2004 Stock Plan Employee Restricted Stock Agreement
10.3	Form of Navarre Corporation 2004 Stock Plan Director Restricted Stock Agreement
10.4	Form of Navarre Corporation 2004 Stock Plan TSR Stock Unit Agreement
10.5	Form of Navarre Corporation 2004 Stock Plan Performance Stock Unit Agreement